Transamerica Advisor EliteSM II	Transamerica Advisor EliteSM Variable Annuity

MEMBERS® LandmarkSM Variable Annuity	MEMBERS® FreedomSM Variable Annuity

MEMBERS® ExtraSM Variable Annuity	MEMBERS® LibertySM Variable Annuity

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated February 11, 2019

to the

Prospectuses dated May 1, 2017

Effective on or about March 1, 2019, all subaccounts listed in the applicable prospectuses listed above under the “Appendix – Designated Investment Options” for the Retirement Income Choice® 1.6 Rider will now be designated funds for Group A when rider is purchased on or after March 1, 2019:

Any other changes to the rider fees, withdrawal rates and growth rates will be reflected in the new Rate Sheet Prospectus Supplements effective on March 1, 2019.

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